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                                                                    EXHIBIT 99.2

     CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


The undersigned, being the Chief Financial Officer of Texas Eastern Products Pipeline Company, LLC, the sole general partner of TEPPCO Partners, L.P. (the "Company"), hereby certifies that, to his knowledge, the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003, filed with the United States Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to TEPPCO Partners, L.P. and will be retained by TEPPCO Partners, L.P. and furnished to the Securities and Exchange Commission or its staff upon request.


May 1, 2003
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Date


/s/CHARLES H. LEONARD
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Charles H. Leonard
Senior Vice President and Chief Financial Officer
Texas Eastern Products Pipeline Company, LLC, General Partner